SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


Date of Report      (Date of earliest event reported):     October 26, 2000


                         AGRIBRANDS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    Missouri
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                 (State or Other Jurisdiction of Incorporation)

                                    1-13479
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                            (Commission File Number)

                                   43-1794250
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                      (I.R.S. Employer Identification No.)


               9811 South Forty Drive, St. Louis, Missouri  63124
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              (Address of Principal Executive Offices)    (Zip Code)


Registrant's telephone number, including area code:            (314) 812-0500

Item 5.  Other Events

     This purpose of this report is to file a copy of the registrant's press release issued October 26, 2000, which appears as Exhibit 99.1 hereto.



Item 7.  Financial Statements and Exhibits

        (c) Exhibits

                99.1 Press Release dated October 26, 2000